EXHIBIT 23.2




                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




              As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into The Cleveland Electric Illuminating Company's previously filed Registration Statements, File No. 33-55513, No. 333-47651, No. 333-72891 and No. 333-64776.







ARTHUR ANDERSEN LLP




Cleveland, Ohio,
   March 29, 2002.


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